                                                                    EXHIBIT 99.2

ADD TO SOUTHFIRST BANCSHARES RELEASE ISSUED DEC. 4

ADD to BW2642 (AL-SOUTHFIRST-BANCSHARES) issued Dec. 4, SouthFirst Bancshares, Inc. Reports Loss for Fiscal Year Ended September 30, 2001, after last graph xxx any projected results expressed or implied therein will not be realized.

SOUTHFIRST BANCSHARES, INC.
Statements of Financial Condition
September 30, 2001 and September 30, 2000

                                                        September 30,        September 30,
                                                            2001                 2000
                                                        -------------        -------------
        Assets

Cash and amounts due from
 depository institutions                                   6,020,186            4,667,295
Int. earning assets in other
 financial institutions                                      898,533            1,737,099
Investment securities available
 for sale, at fair value                                  35,282,626           38,326,808
Loans receivable                                         102,713,340          109,054,392
Less allowance for loan losses                            (1,577,952)            (700,619)
                                                        ------------         ------------
    Net loans                                            101,135,388          108,353,773

Loans held for sale  at cost
 (which approximates fair value)                             272,350              181,662
Premises and equipment, net                                4,765,878            4,992,261
Foreclosed real estate, net                                  251,183              174,400
Other Repossessed Assets                                       6,700                1,000
Accrued interest receivable                                  960,225            1,183,485
Other Assets                                               1,601,146            1,407,751
    Total assets                                         151,194,215          161,025,534
                                                        ============         ============

        Liabilities and Stockholders' Equity

Liabilities:
 Deposits:
  Non-interest bearing                                     3,349,326            2,990,806
  Interest bearing                                        95,706,254          102,372,295
                                                        ------------         ------------
    Total deposits                                        99,055,580          105,363,101

Advances by borrowers for
 property taxes and insurance                                404,515              297,004
Accrued interest payable                                   1,328,183            1,403,005
Borrowed funds                                            35,605,000           38,889,068
Accrued expenses and other
 liabilities                                                 518,398              147,972
                                                        ------------         ------------

    Total liabilities                                    136,911,676          146,100,150

Stockholders' equity:

 Common stock, $.01 par value,
  2,000,000 shares authorized;
  988,118 shares issued and
  861,130 outstanding shares at
  September 30, 2001 and
  999,643 shares issued and
  910,102 shares outstanding
 at September 30, 2000                                         9,996                9,996
Additional Paid in Capital                                 9,814,268            9,835,352
Treasury Stock                                            (1,648,439)          (1,140,781)
Unearned Compensation on
 common stock employee benefit
 plans                                                      (383,442)            (482,325)
Shares held in trust at cost,
 11,525 shares at
 September 30, 2001                                         (126,411)                  --
Retained earnings,
 substantially restricted                                  6,249,938            7,186,244
Accumulated Comprehensive
 Other Income (loss)                                         366,629             (483,002)
    Total stockholders' equity                            14,282,539           14,925,484
                                                        ------------         ------------
    Total liabilities and
     stockholders' equity                                151,194,215          161,025,634
                                                        ============         ============

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SouthFirst Bancshares, Inc.
Consolidated Statement of Operations
For the Years Ended September 30, 2001 and September 30, 2000

                                                            2001                2000
                                                        ------------        ------------
Interest and dividend income:
 Interest and fees on loans                               8,506,455           9,342,440
 Int. income on dep. In other financial
  institutions                                              276,257             138,758
 Interest and dividend income on investment
  securities                                              2,109,156           2,433,984
                                                        -----------         -----------
   Total interest and dividend income                    10,891,868          11,915,182
                                                        -----------         -----------

Interest expense:
 Interest on deposits                                     4,977,307           4,858,308
 Interest on borrowed funds                               2,006,896           2,280,558
                                                        -----------         -----------
   Total interest expense                                 6,984,203           7,138,866
                                                        -----------         -----------

   Net interest income                                    3,907,665           4,776,316

Provision for loan losses:                                  857,688               5,572
                                                        -----------         -----------
   Net interest income after provision
    for loan losses                                       3,049,977           4,770,744

Other income:
 Service charges and other fees                             442,979             440,355
 Employee benefit consulting fees                         1,128,996           1,087,884
 Gain on sale of loans                                      393,875             312,024
 Gain (loss) on sale of foreclosed
  real estate                                                (7,437)             55,152
 Profit (loss) on sale of equipment                         (12,860)                 --
 Gain (loss) on sale of investment
  securities AFS                                              4,267              (4,199)
 Equity in net (loss) income of affiliate                        --             (16,464)
 Other                                                      361,234             224,751
                                                        -----------         -----------
   Total non-interest income                              2,311,054           2,099,503
                                                        -----------         -----------

Other expenses:
 Compensation and benefits                                3,118,111           2,901,364
 Net occupancy expense                                      344,899             348,875
 Furniture and fixtures                                     487,760             441,026
 Data Processing                                            331,310             309,196
 Office supplies and expense                                402,568             350,205
 Deposit insurance premiums                                  64,460              77,649
 Goodwill amortization                                       53,945              63,128
 Legal                                                      161,752             253,000
 Termination Agreements                                     560,000                  --
 Other                                                      500,574             554,936
                                                        -----------         -----------
    Total non-interest expense                            6,025,379           5,299,379
                                                        -----------         -----------

    Income (loss) before income taxes                      (664,348)          1,570,868

Income tax expense                                         (242,255)            609,376
                                                        -----------         -----------

    Net income (loss)                                      (422,093)            961,492
                                                        ===========         ===========

Per share amounts:

Primary earnings                                              (0.46)               1.06
Fully Diluted Earnings                                        (0.46)               1.06
Cash Dividends Declared                                        0.60                0.60
Weighted Average Shares Outstanding:
Primary earnings                                            903,849             908,020
Fully Diluted                                               907,765             908,020

Contact:
     SouthFirst Bancshares, Inc.
      Joe K. McArthur, 256/245-4365